FORM 8-K

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                        CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    DATE OF REPORT:  FEBRUARY 25, 1997
                     (Date of earliest event reported)



                  KIMBERLY-CLARK CORPORATION
    (Exact name of registrant as specified in its charter)


            DELAWARE                    1-225           39-0394230

 (State or other jurisdiction       (Commission File     (IRS Employer
       of incorporation)            Number)          Identification No.)


                P.O. BOX 619100, DALLAS, TEXAS            75261-9100
        (Address of principal executive offices)            (Zip Code)


                                  (972) 281-1200
               (Registrant's telephone number, including area code)



Item 5.  Other Events


Attached hereto as Exhibit 99 is a Press Release issued by Kimberly-Clark Corporation in connection with matters discussed at a meeting with securities analysts.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                KIMBERLY-CLARK CORPORATION




Date:   February 25, 1997               By:  /s/ John W. Donehower
                                       ----------------------------
                                       John W. Donehower
                                       Senior Vice President and
                                       Chief Financial Officer


                         EXHIBIT INDEX



    (99) Press Release issued by Kimberly-Clark Corporation in connection with matters discussed at a meeting with securities analysts.